LIBERTY GLOBAL YOUNG INVESTOR FUND             PROSPECTUS, FEBRUARY 1, 2002

-------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated
Sub-Advised by Liberty Wanger Asset Management

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUND                                2
------------------------------------------

Investment Goal......................   2

Principal Investment Strategies......   2

Principal Investment Risks...........   2

Performance History..................   5

Your Expenses........................   7

YOUR ACCOUNT                            8
------------------------------------------

How to Buy Shares....................   8

Eligible Investors...................   9

Sales Charges........................  11

How to Exchange Shares...............  11

How to Sell Shares...................  11

Fund Policy on Trading of Fund Shares. 13

Other Information About Your Account.. 14

MANAGING THE FUND                      17
------------------------------------------

Investment Advisor...................  17

Portfolio Managers...................  17
------------------------------------------

OTHER INVESTMENT

STRATEGIES AND RISKS                   19
------------------------------------------



FINANCIAL HIGHLIGHTS                   21
------------------------------------------


---------------------------
NOT FDIC  MAY LOSE VALUE
         ------------------
INSURED   NO BANK GUARANTEE
---------------------------

                                    THE FUND


--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests primarily in U.S. and foreign stocks that the Fund's investment advisor or sub-advisor believes have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's investment advisor or sub-advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among various industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the the Fund's investment advisor or sub-advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment or personal care products industries. The Fund may invest in companies of any size, including smaller emerging companies. The Fund will have exposure to at least three countries including the United States. The Fund may invest in the stocks of foreign companies based in developed markets (for example, Japan, Canada and the United Kingdom) and, to a limited extent, in foreign companies based in emerging markets (for example, Mexico, Brazil and Korea).

To select investments for the Fund, the portfolio managers look for companies that are market leaders with growing market share in their respective industries, have strong financial balance sheets and experienced management teams, have products and services that give the company a competitive advantage, and have stock prices which the portfolio managers believe are reasonable relative to the assets and earning power of the company.

The Fund also has an educational objective. It seeks to teach children and teenagers information about mutual funds, basic economic principles and personal finance through a variety of educational materials (such as newsletters and activity books). The materials are paid for by the Fund and distributed to shareholders on a regular basis.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment.

THE FUND


Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investments in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

THE FUND


Smaller companies companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.



Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a large portion of its assets invested in particular sectors. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE

THE FUND


UNDERSTANDING PERFORMANCE
-------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life of the Fund periods. They include the effects of Fund expenses.



The Fund's returns are compared to the Morgan Stanley Capital International All Country World Free Index (MSCI Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


CALENDAR YEAR TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
                                  [BAR CHART]

Year
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001              -22.83%


For period shown in bar chart:          Best quarter: 4th quarter 2001, +13.34%
                                       Worst quarter: 3rd quarter 2001, -20.84%

THE FUND


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                               INCEPTION                    LIFE OF THE
                                  DATE         1 YEAR          FUND
                                  ----         ------          ----
Class Z (%)                     12/14/00
    Return Before Taxes                        -22.83         -20.52
    Return After Taxes on
       Distributions                           -22.83         -20.52
    Return After Taxes on
       Distributions and
       Sale of Fund Shares                     -13.90         -16.40
--------------------------------------------------------------------------------
MSCI Index (%)(1)                   N/A          -15.91         -15.91
--------------------------------------------------------------------------------



(1)      Performance information is from December 31, 2000.

THE FUND

UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                            (3)




ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------
Management fee(4)(5) (%)                               1.00
--------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.00
--------------------------------------------------------------------------
Other expenses (%)                                    11.37
--------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)           12.37
--------------------------------------------------------------------------



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------
     1 YEAR            3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------
     $1,191            $3,317           $5,141           $8,648


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3)      There is a $7.50 charge for wiring sale proceeds to your bank.


(4) The Fund pays a management fee of 0.85% and an administration fee of 0.15%.



(5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. As a result, the actual management and administration fees for each share class would be 0.00% and total annual fund operating expenses for Class Z shares would be 1.50%. This arrangement may be modified or terminated by the advisor or administrator at any time.

                                  YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                     INSTRUCTIONS


Through your               Your financial advisor can help you establish your
financial advisor          account and buy Fund shares on your behalf. To
                           receive the current trading day's price, your
                           financial advisor firm must receive your request
                           prior to the close of the New York Stock Exchange
                           (NYSE), usually 4:00 p.m. Eastern time. Your
                           financial advisor may charge you fees for executing
                           the purchase for you.
-------------------------------------------------------------------------------
By check                   For new accounts, send a completed application and
(new account)              check made payable to the Fund to the transfer agent,
                           Liberty Funds Services, Inc., P.O. Box 1722, Boston,
                           MA 02105-1722.
-------------------------------------------------------------------------------
By check                   For existing accounts, fill out and return the
(existing account)         additional investment stub included in your quarterly
                           statement, or send a letter of instruction including
                           your Fund name and account number with a check made
                           payable to the Fund to Liberty Funds Services, Inc.,
                           P.O. Box 1722, Boston, MA 02105-1722.
-------------------------------------------------------------------------------
By exchange                You or your financial advisor may acquire shares for
                           your account by exchanging shares you own in one fund
                           for shares of the same class or Class A of the Fund
                           at no additional cost. There may be an additional
                           charge if exchanging from a money market fund. To
                           exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire                    You may purchase shares by wiring money from
                           your bank account to your Fund account. To wire funds
                           to your Fund account, call 1-800-422-3737 to obtain a
                           control number and the wiring instructions.
-------------------------------------------------------------------------------
By electronic funds        You may purchase shares by electronically
transfer                   transferring money from your bank account to your
                           Fund account by calling 1-800-422-3737. An electronic
                           funds transfers may take up to two business days to
                           settle and be considered in "good form." You must set
                           up this feature prior to your telephone request. Be
                           sure to complete the appropriate section of the
                           application.
-------------------------------------------------------------------------------
Automatic                  You can make monthly or quarterly investments
investment plan            automatically from your bank account to your Fund
                           account. You can select a pre-authorized amount to be
                           sent via electronic funds transfer. Be sure to
                           complete the appropriate section of the application
                           for this feature.
-------------------------------------------------------------------------------
Automated dollar           You can purchase shares for your account by
cost averaging             exchanging $100 or more each month from another fund
                           for shares of the same class of the Fund at no
                           additional cost. You must have a current balance of
                           at least $5,000 in the fund the money is coming from.
                           The designated amount will be exchanged on the third
                           Tuesday of each month. Exchanges will continue so
                           long as your fund balance is sufficient to complete
                           the transfers. You may terminate your program or
                           change the amount of the exchange (subject to the
                           $100 minimum) by calling 1-800-422-3737. Be sure to
                           complete the appropriate section of the account
                           application for this feature.
-------------------------------------------------------------------------------
By dividend                You may automatically invest dividends distributed by
diversification            another fund into the same class of shares of the
                           Fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

YOUR ACCOUNT


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-        any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer;

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

YOUR ACCOUNT

CHOOSING A SHARE CLASS
-------------------------------------------------------------------------------
The Fund offers one class of shares in this prospectus - Class Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situtation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not inclur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
-------------------------------------------------------------------------------


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. A signature guarantee is designed to protect you and the Fund from fraud. Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), securities exchange or association. A notary public cannot provide a signature guarantee. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
------------------------------------------------------------------------------

METHOD                     INSTRUCTIONS



Through your               You may call your financial advisor to place your
financial advisor          sell order. To receive the current trading day's
                           price, your financial advisor firm must receive your
                           request prior to the close of regular trading on the
                           NYSE, usually 4:00 p.m. Eastern time. Your financial
                           advisor may charge you fees for executing a
                           redemption for you.
-------------------------------------------------------------------------------
By exchange                You or your financial advisor may sell
                           shares by exchanging from the Fund into Class Z
                           shares or Class A shares of another fund at no
                           additional cost. To exchange by telephone, call
                           1-800-422-3737.
-------------------------------------------------------------------------------
By telephone               You or your financial advisor may sell shares by
                           telephone and request that a check be sent to your
                           address of record by calling 1-800-422-3737, unless
                           you have notified the Fund of an address change
                           within the previous 30 days. The dollar limit for
                           telephone sales is $100,000 in a 30-day period. You
                           do not need to set up this feature in advance of your
                           call. Certain restrictions apply to retirement
                           accounts. For details, call 1-800-345-6611.
-------------------------------------------------------------------------------
By mail                    You may send a signed letter of instruction to the
                           address below. In your letter of instruction, note
                           the Fund's name, share class, account number, and the
                           dollar value or number of shares you wish to sell.
                           All account owners must sign the letter, and
                           signatures must be guaranteed by either a bank, a
                           member firm of a national stock exchange or another
                           eligible guarantor institution. Additional
                           documentation is required for sales by corporations,
                           agents, fiduciaries, surviving joint owners and
                           individual retirement account owners. For details,
                           call 1-800-345-6611. Mail your letter of instruction
                           to Liberty Funds Services, Inc., P.O. Box 1722,
                           Boston, MA 02105-1722.
-------------------------------------------------------------------------------
By wire                    You may sell shares and request that the
                           proceeds be wired to your bank. You must set up this
                           feature prior to your telephone request. Be sure to
                           complete the appropriate section of the account
                           application for this feature.
-------------------------------------------------------------------------------
By systematic              You may automatically sell a specified dollar amount
withdrawal plan            or percentage of your account on a monthly, quarterly
                           or semi-annual basis and have the proceeds sent to
                           you if your account balance is at least $5,000. This
                           feature is not available if you hold your shares in
                           certificate form. All dividend and capital gains
                           distributions must be reinvested. Be sure to complete
                           the appropriate section of the account application
                           for this feature.
-------------------------------------------------------------------------------
By electronic              You may sell shares and request that the proceeds be
funds transfer             electronically transferred to your bank. Proceeds may
                           take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional

YOUR ACCOUNT


personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

FOREIGN INCOME TAXES The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                               MANAGING THE FUNDS
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the domestic portion of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. Stein Roe also oversees the sub-advisor to ensure compliance with the Fund's investment policies and guidelines. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are indirect, wholly owned subsidiaries of FleetBoston Financial Corporation.


The Fund's sub-advisor is Liberty Wanger Asset Management, L.P. (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Liberty WAM is subject to the overall supervision of Stein Roe and provides the Fund with investment advisory services, including portfolio management of the international portion of the Fund's portfolio securities. Liberty WAM and its predecessor have managed mutual funds, including Liberty Acorn since 1992. Liberty WAM is registered as an investment advisor under the Investment Advisers Act of 1940 and specializes in small-and mid-cap equity investments. It is an affiliate of Stein Roe. As of November 1, 2001, Liberty WAM is a wholly owned subsidary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National
Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.


For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe and Liberty WAM by the Fund amounted to 0.00% of average daily net assets of the Fund.


Stein Roe and Liberty WAM may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

DAVID P. BRADY, a senior vice president of Stein Roe, co-manages the Fund. Mr. Brady joined Stein Roe in 1993 as an associate portfolio manager. He holds a B.S. degree in finance, graduating

MANAGING THE FUNDS


magna cum laude, from the University of Arizona, and an M.B.A. degree from the University of Chicago.

MANAGING THE FUNDS


ERIK P. GUSTAFSON, a senior vice president of Stein Roe, co-manages the Fund. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.

DERYCK J. LAMPE, CFA, an associate vice president of Stein Roe, co-manages the Fund. Mr. Lampe joined Stein Roe in 1999 as an associate portfolio manager. He was a senior equity analyst and portfolio manager at Conseco Capital management from 1994 through 1999. He holds a B.S. from Purdue University, and M.S. and M.B.A. degrees from the University of Cincinnati.

Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The team is responsible for making daily investment decisions, and utilizes the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM has primary management responsibilities for the Fund's portfolio securities.

                      OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor and sub-advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goal or any of its investment strategies.



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.



INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
The Fund may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). The Fund does not intend to invest more than 10% of its assets in IPOs. An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Fund buys in an IPO may change substantially from the price the Fund paid, soon after the IPO ends. In the short term, this price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor and sub-advisor intend to limit the Fund's IPO investments to issuers whose securities the Fund already owns, or issuers which the advisor or sub-advisor has specially researched before the IPO.

INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by Stein Roe. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.



TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor and sub-advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class Z shares, which runs from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND
-------------------------------------------------------------------------------


                                                      Period ended September 30,
                                                            2001(a)

                                                         Class Z
 Net asset value --
 Beginning of period ($)                                        12.00
-------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (loss)(b)                                (0.05)
-------------------------------------------------------------------------------
 Net realized and unrealized loss on
 investments and foreign currency                               (3.63)
-------------------------------------------------------------------------------
 Total from Investment Operations                               (3.68)
-------------------------------------------------------------------------------
 Net asset value--End of period ($)                              8.32
-------------------------------------------------------------------------------
 Total return (%)(c)(d)(e)                                    (30.67)
-------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):

 Expenses(f)(g)                                                  1.50
-------------------------------------------------------------------------------
 Net investment income (loss)(f)(g)                             (0.62)
-------------------------------------------------------------------------------
 Waiver/reimbursement(g)                                        10.87
-------------------------------------------------------------------------------
 Portfolio turnover (%)(e)                                      64
-------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                         126


(a)      The Fund commenced investment operations on December 14, 2000.



(b)      Per share data was calculated using average shares outstanding.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d) Had the advisor and distributor not waived a portion of expenses, total return would have been reduced.



(e)      Not annualized.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of 0.30% for the period ended September 30, 2001.



(g)      Annualized.

                                      NOTES

-------------------------------------------------------------------------------

NOTES

-------------------------------------------------------------------------------

NOTES

-------------------------------------------------------------------------------

FOR MORE INFORMATION

-------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

-Liberty Global Young Investor Fund

                              [LIBERTY FUND LOGO]

754-01/677I-0102

LIBERTY GLOBAL YOUNG INVESTOR FUND                  PROSPECTUS, FEBRUARY 1, 2002

--------------------------------------------------------------------------------


CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated

Sub-Advised by Liberty Wanger Asset Management






Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS



THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal............................................................    2
Principal Investment Strategies ...........................................    2
Principal Investment Risks ................................................    2
Performance History........................................................    5
Your Expenses..............................................................    7

YOUR ACCOUNT ..............................................................    8
--------------------------------------------------------------------------------
How to Buy Shares..........................................................    8
Sales Charges..............................................................    9
How to Exchange Shares.....................................................   13
How to Sell Shares.........................................................   13
Fund Policy on Trading of Fund Shares .....................................   15
Distribution and Service Fees .............................................   15
Other Information About Your Account ......................................   16

MANAGING THE FUND                                                             19
--------------------------------------------------------------------------------
Investment Advisor.........................................................   19
Portfolio Managers.........................................................   19
--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS                                         21
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          23
--------------------------------------------------------------------------------



----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

THE FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL   INVESTMENT  STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in U.S. and foreign stocks that the Fund's investment advisor or sub-advisor believes have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's investment advisor or sub-advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among various industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the investment advisor or sub-advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment or personal care products industries. The Fund may invest in companies of any size, including smaller emerging companies. The Fund will have exposure to at least three countries including the United States. The Fund may invest in the stocks of foreign companies based in developed markets (for example, Japan, Canada and the United Kingdom) and, to a limited extent, in foreign companies based in emerging markets (for example, Mexico, Brazil and Korea).

To select investments for the Fund, the portfolio managers look for companies that are market leaders with growing market share in their respective industries, have strong financial balance sheets and experienced management teams, have products and services that give the company a competitive advantage, and have stock prices which the portfolio managers believe are reasonable relative to the assets and earning power of the company.

The Fund also has an educational objective. It seeks to teach children and teenagers information about mutual funds, basic economic principles and personal finance through a variety of educational materials (such as newsletters and activity books). The materials are paid for by the Fund and distributed to shareholders on a regular basis.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment.

THE FUND




Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

THE FUND




Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.



The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.



Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in particular sectors. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND




UNDERSTANDING PERFORMANCE



CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.



The Fund's returns are compared to the Morgan Stanley Capital International All Country World Free Index (MSCI Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.




PERFORMANCE HISTORY
--------------------------------------------------------------------------------



     The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------


[BAR CHART]


Year
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001        -23.08%




For period shown in bar chart:          Best quarter: 4th quarter 2001, +13.25%
                                       Worst quarter: 3rd quarter 2001, -20.88%

THE FUND



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                        INCEPTION                    LIFE OF
                                           DATE         1 YEAR       THE FUND
                                           ----         ------       --------
Class A (%)                              12/14/00
    Return Before Taxes                                 -27.50        -25.11
    Return After Taxes on
        Distributions                                   -27.50        -25.11
    Return After Taxes on
        Distributions and Sale
        of Fund Shares                                  -16.75        -20.06
--------------------------------------------------------------------------------
Class B (%)                              12/14/00
    Return Before Taxes                                 -27.39        -25.00
    Return After Taxes on
        Distributions                                   -27.39        -25.00
    Return After Taxes on
        Distributions and Sale
        of Fund Shares                                  -16.68        -19.97
--------------------------------------------------------------------------------
Class C (%)                              12/14/00
    Return Before Taxes                                 -24.41        -22.07
    Return After Taxes on
        Distributions                                   -24.41        -22.07
    Return After Taxes on
        Distributions and Sale
        of Fund Shares                                  -14.87        -17.64
--------------------------------------------------------------------------------
MSCI  Index (%)                               N/A       -15.91        -15.91(1)
--------------------------------------------------------------------------------




(1)      Performance information is from December 31, 2000.

THE FUND



UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-        $10,000 initial investment

-        5% total return for each year

-        Fund operating expenses remain the same

-        Assumes reinvestment of all dividends and distributions

-        Assumes Class B shares convert to Class A shares after eight years



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



                                                   CLASS A    CLASS B    CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)             5.75        0.00      0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)       1.00(3)     5.00      1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                         (4)         (4)       (4)




ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                  CLASS A     CLASS B    CLASS C
Management fee(5)(6) (%)                            1.00       1.00       1.00
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.35(7)    1.00       1.00
--------------------------------------------------------------------------------
Other expenses (%)                                  0.83       0.83       0.83
--------------------------------------------------------------------------------
Total annual fund operating expenses(6)(7) (%)      2.18       2.83       2.83



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.


(5) The Fund pays a management fee of 0.85% and an administration fee of 0.15%.



(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. As a result, the actual management and administration fees for each share class would be 0.00% and total annual fund operating expenses for Class A, B and C shares would be 1.80%, 2.50% and 2.50%, respectively. This arrangement may be modified or terminated by the advisor or administrator at any time.



(7) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.80%. This arrangement may be modified or terminated by the distributor at any time.

THE FUND

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                  1 YEAR     3 YEARS     5 YEARS   10 YEARS
Class A                                $1,728      $3,773      $5,514    $8,819
-------------------------------------------------------------------------------
Class B: did not sell your shares      $1,281      $3,530      $5,419    $8,868

         sold all your shares at
         the end of the period         $1,781      $3,830      $5,619    $8,868
-------------------------------------------------------------------------------
Class C: did not sell your shares      $1,281      $3,530      $5,419    $8,919

         sold all your shares at
         the end of the period         $1,381      $3,530      $5,419    $8,919

YOUR ACCOUNT
--------------------------------------------------------------------------------


INVESTMENT MINIMUMS

Initial Investment.....................................................   $1,000
Subsequent Investments.................................................      $50
Automatic Investment Plan*.............................................      $50
Retirement Plans*......................................................      $25


* The initial investment minimum of $1,000 is waived on these plans.


The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                      INSTRUCTIONS
Through your financial      Your financial advisor can help you establish your
advisor                     account and buy Fund shares on your behalf. To
                            receive the current trading day's price, your
                            financial advisor firm must receive your request
                            prior to the close of the New York Stock Exchange
                            (NYSE), usually 4:00 p.m. Eastern time.  Your
                            financial advisor may charge you fees for executing
                            the purchase for you.
-----------------------------------------------------------------------------------------
By check                    For new accounts, send a completed application and
(new account)               check made payable to the Fund to the transfer agent,
                            Liberty Funds Services, Inc., P.O. Box 1722,
                            Boston, MA 02105-1722.
-----------------------------------------------------------------------------------------
By check                    For existing accounts, fill out and return the
(existing account)          additional investment stub included in your quarterly
                            statement, or send a letter of instruction including
                            your Fund name and account number with a check made
                            payable to the Fund to Liberty Funds Services, Inc.,
                            P.O. Box 1722, Boston, MA 02105-1722.
-----------------------------------------------------------------------------------------
By exchange                 You or your financial advisor may acquire shares for
                            your account by exchanging shares you own in one
                            fund for shares of the same class of the Fund at no
                            additional cost. There may be an additional charge
                            if exchanging from a money market fund.  To exchange
                            by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------
By wire                     You may purchase shares by wiring money from your
                            bank account to your Fund account. To wire funds to
                            your Fund account, call 1-800-422-3737 to obtain a
                            control number and the wiring instructions.
-----------------------------------------------------------------------------------------
By electronic funds         You may purchase shares by electronically transferring
transfer                    money from your bank account to your Fund account by
                            calling 1-800-422-3737. An electronic funds transfer
                            may take up to two business days to settle and be
                            considered in "good form."  You must set up this
                            feature prior to your telephone request. Be sure to
                            complete the appropriate section of the application.
-----------------------------------------------------------------------------------------
Automatic                   You can make monthly or quarterly investments
investment plan             automatically from your bank account to your Fund account.
                            You can select a pre-authorized amount to be sent
                            via electronic funds transfer.  Be sure to complete
                            the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------
Automated dollar cost       You can purchase shares for your account by exchanging
averaging                   $100 or more each month from another fund for shares
                            of the same class of the Fund at no additional cost.
                            You must have a current balance of at least $5,000
                            in the fund the money is coming from.  The designated
                            amount will be exchanged on the third Tuesday of each month.
                            Exchanges will continue so long as your fund balance
                            is sufficient to complete the transfers.  You may
                            terminate your program or change the amount of the
                            exchange (subject to the $100 minimum) by calling
                            1-800-422-3737.  Be sure to complete the appropriate
                            section of the account application for this feature.
-----------------------------------------------------------------------------------------
By dividend                 You may automatically invest dividends distributed by
diversification             another fund into the same class of shares of the Fund at
                            no additional sales charge.  To invest your dividends
                            in the Fund, call 1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.


SALES CHARGES
--------------------------------------------------------------------------------


You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.



CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid a a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.



CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                        % OF OFFERING
                                                                            PRICE
                                      AS A % OF THE       AS A %         RETAINED BY
                                     PUBLIC OFFERING     OF YOUR      FINANCIAL ADVISOR
AMOUNT OF PURCHASE                        PRICE         INVESTMENT           FIRM
Less than $50,000                          5.75            6.10              5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000              4.50            4.71              3.75
--------------------------------------------------------------------------------
$100,000 to less than $250,000             3.50            3.63              2.75
--------------------------------------------------------------------------------
$250,000 to less than $500,000             2.50            2.56              2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000           2.00            2.04              1.75
--------------------------------------------------------------------------------
$1,000,000 or more                         0.00            0.00              0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                        1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                      0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                     0.50
--------------------------------------------------------------------------------
$25 million or more                                                     0.25



The commission to financial advisors for Class A share purchases over $25 million is paid over 12 months but only to the extent the shares remain outstanding.


For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

YOUR ACCOUNT


PURCHASES OF LESS THAN $250,000:



CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     5.00
--------------------------------------------------------------------------------
Through second year                                                    4.00
--------------------------------------------------------------------------------
Through third year                                                     3.00
--------------------------------------------------------------------------------
Through fourth year                                                    3.00
--------------------------------------------------------------------------------
Through fifth year                                                     2.00
--------------------------------------------------------------------------------
Through sixth year                                                     1.00
--------------------------------------------------------------------------------
Longer than six years                                                  0.00

Commission to financial advisors is 5.00%.


Automatic conversion to Class A shares occurs eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
---------------------------------------------------------------------------
Through second year                                                    2.00
---------------------------------------------------------------------------
Through third year                                                     1.00
---------------------------------------------------------------------------
Longer than three years                                                0.00
---------------------------------------------------------------------------


Commission to financial advisors is 2.50%.


Automatic conversion to Class A shares occurs four years after purchase.

YOUR ACCOUNT


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00

Commission to financial advisors is 1.75%.


Automatic conversion to Class A shares occurs three years after purchase.



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.



CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
--------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. A signature guarantee is designed to protect you and the Fund from fraud.
Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), securities exchange or association. A notary public cannot provide a signature guarantee.For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                      INSTRUCTIONS
Through your                You may call your financial advisor to place your sell
financial advisor           order. To receive the current trading day's price, your
                            financial advisor firm must receive your request prior
                            to the close of regular trading on the NYSE, usually
                            4:00 p.m. Eastern time. Your financial advisor may charge
                            you fees for executing a redemption for you.
---------------------------------------------------------------------------------------
By exchange                 You or your financial advisor may sell shares by
                            exchanging from the Fund into the same share class of
                            another fund at no additional cost. To exchange by
                            telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By telephone                You or your financial advisor may sell shares by
                            telephone and request that a check be sent to your
                            address of record by calling 1-800-422-3737, unless
                            you have notified the Fund of an address change
                            within the previous 30 days.  The dollar limit for
                            telephone sales is $100,000 in a 30-day period.  You
                            do not need to set up this feature in advance of your
                            call.  Certain restrictions apply to retirement accounts.
                            For details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
By mail                     You may send a signed letter of instruction or stock
                            power form along with any share certificates to be
                            sold to the address below. In your letter of
                            instruction, note the Fund's name, share class,
                            account number, and the dollar value or number of
                            shares you wish to sell. All account owners must sign
                            the letter, and signatures must be guaranteed by
                            either a bank, a member firm of a national stock
                            exchange or another eligible guarantor institution.
                            Additional documentation is required for sales by
                            corporations, agents, fiduciaries, surviving joint
                            owners and individual retirement account owners. For
                            details, call 1-800-345-6611.

                            Mail your letter of instruction to Liberty Funds
                            Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By wire                     You may sell shares and request that the proceeds be
                            wired to your bank.  You must set up this feature prior
                            to your telephone request.  Be sure to complete the
                            appropriate section of the account application for this
                            feature.
---------------------------------------------------------------------------------------
By systematic               You may automatically sell a specified dollar amount
withdrawal plan             or percentage of your account on a monthly, quarterly
                            or semi-annual basis and have the proceeds sent to you
                            if your account balance is at least $5,000.  This
                            feature is not available if you hold your shares in
                            certificate form.  All dividend and capital gains
                            distributions must be reinvested.  Be sure to complete
                            the appropriate section of the account application for
                            this feature.
---------------------------------------------------------------------------------------
By electronic               You may sell shares and request that the proceeds be
funds transfer              electronically transferred to your bank.  Proceeds may
                            take up to two business days to be received by your bank.
                            You must set up this feature prior to your request.
                            Be sure to complete the appropriate section of the
                            account application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it does not exceed 0.05% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class B or C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends                   Represents interest and dividends earned from
                            securities held by the Fund, net of expenses
                            incurred by the Fund.
--------------------------------------------------------------------------------
Capital                     gains Represents net long-term capital gains on
                            sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

YOUR ACCOUNT


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

FOREIGN INCOME TAXES The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the domestic portion of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. Stein Roe also oversees the sub-advisor to ensure compliance with the Fund's investment policies and guidelines. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are indirect, wholly owned subsidiaries of FleetBoston Financial Corporation.


The Fund's sub-advisor is Liberty Wanger Asset Management, L.P. (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Liberty WAM is subject to the overall supervision of Stein Roe and provides the Fund with investment advisory services, including portfolio management of the international portion of the Fund's portfolio securities. Liberty WAM and its predecessor have managed mutual funds, including Liberty Acorn since 1992. Liberty WAM is registered as an investment advisor under the Investment Advisers Act of 1940 and specializes in small- and mid-cap equity investments. It is an affiliate of Stein Roe. As of November 1, 2001, Liberty WAM is a wholly owned subsidary of Columbia Management Group, Inc. which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.



For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe and Liberty WAM by the Fund amounted to 0.00% of average daily net assets of the Fund.



Stein Roe and Liberty WAM can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.



PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

DAVID P. BRADY, a senior vice president of Stein Roe, co-manages the Fund. Mr. Brady joined Stein Roe in 1993 as an associate portfolio manager. He holds a B.S. degree in finance, graduating

MANAGING THE FUND

magna cum laude, from the University of Arizona and an M.B.A. degree from the University of Chicago.

ERIK P. GUSTAFSON, a senior vice president of Stein Roe, co-manages the Fund. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.

DERYCK J. LAMPE, CFA, an associate vice president of Stein Roe, co-manages the Fund. Mr. Lampe joined Stein Roe in 1999 as an associate portfolio manager. He was a senior equity analyst and portfolio manager at Conseco Capital management from 1994 through 1999. He holds a B.S. from Purdue University, and M.S. and M.B.A. degrees from the University of Cincinnati.

Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The team is responsible for making daily investment decisions, and utilizes the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM has primary management responsibilities for the Fund's portfolio securities.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.



The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------


The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.



INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------


The Fund may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). The Fund does not intend to invest more than 10% of its assets in IPOs. An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Fund buys in an IPO may change substantially from the price the Fund paid, soon after the IPO ends. In the short term, this price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor and sub-advisor intend to limit the Fund's IPO investments to issuers whose securities the Fund already owns, or issuers which the advisor has specially researched before the IPO.

OTHER INVESTMENT STRATEGIES AND RISKS



INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------


The Fund may lend money to and borrow from other funds advised by Stein Roe. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.



TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------


At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception, which runs from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND
--------------------------------------------------------------------------------


                                                   Period ended September 30,
                                                            2001(a)
                                                Class A     Class B     Class C
Net asset value --
Beginning of period ($)                          12.00       12.00       12.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss)(b)                  (0.08)      (0.14)      (0.14)
--------------------------------------------------------------------------------
Net realized and unrealized loss on
investments and foreign currency                 (3.62)      (3.60)      (3.74)
--------------------------------------------------------------------------------
Total from Investment Operations                 (3.70)      (3.74)      (3.60)
--------------------------------------------------------------------------------
Net asset value--End of period ($)                8.30        8.26        8.26
--------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                      (30.83)     (31.17)     (31.17)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(f)(g)                                    1.80        2.50        2.50
--------------------------------------------------------------------------------
Net investment income (loss)(f)(g)               (0.92)      (1.62)      (1.62)
--------------------------------------------------------------------------------
Waiver/reimbursement(g)                          10.92       10.87       10.87
--------------------------------------------------------------------------------
Portfolio turnover (%)(e)                           64          64          64
--------------------------------------------------------------------------------
Net assets at end of period (000) ($)              654         718          86




(a)      The Fund commenced investment operations on December 14, 2000.



(b)      Per share data was calculated using average shares outstanding.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d) Had the advisor and distributor not waived a portion of expenses, total return would have been reduced.



(e)      Not annualized.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of 0.30% for the period ended September 30, 2001.



(g)      Annualized.

NOTES
--------------------------------------------------------------------------------

NOTES
---------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Global Young Investor Fund



                           [LIBERTY LETTERHEAD LOGO]

                        LIBERTY GLOBAL YOUNG INVESTOR FUND
                        A SERIES OF LIBERTY FUNDS TRUST V
                        STATEMENT OF ADDITIONAL INFORMATION

                                 FEBRUARY 1, 2002




This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty Global Young Investor Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated February 1, 2002. This SAI should be read together with a Prospectus of the Fund. Investors may obtain a free copy of a Prospectus from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621.


This SAI contains additional information about the Fund and funds distributed by LFD generally, as well as additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS


                                                                                    PAGE
Definitions                                                                          2
Organization and History                                                             2
Investment Goals                                                                     2
Portfolio Turnover                                                                   3
Additional Information Concerning Investment Practices                               3
Taxes - General                                                                     14
Management of the Fund                                                              16
Fund Charges and Expenses                                                           21
Custodian of the Fund                                                               23
Independent Accountants of the Fund                                                 23
Determination of Net Asset Value                                                    23
How to Buy Shares                                                                   23
Special Purchase Programs/Investor Services                                         24
Programs for Reducing or Eliminating Sales Charges                                  25
How to Sell Shares                                                                  27
How to Exchange Shares                                                              28
Suspension of Redemptions                                                           28
Shareholder Liability                                                               28
Shareholder Meetings                                                                29
Performance Measures and Information                                                31
Appendix                                                                            32

                        LIBERTY GLOBAL YOUNG INVESTOR FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                 FEBRUARY 1, 2002


DEFINITIONS
     "Trust"                Liberty Funds Trust V
     "Fund"                 Liberty Global Young Investor Fund
     "Advisor"              Stein Roe & Farnham Incorporated, the Fund's
                               investment advisor
     "Sub-Advisor"          Liberty Wanger Asset Management, L.P, the Fund's
                            sub-advisor
     "Administrator"        Colonial Management Associates, Inc., the Fund's
                                  administrator
     "LFD"                  Liberty Funds Distributor, Inc., the Fund's
                            distributor
     "LFS"                  Liberty Funds Services, Inc., the Fund's investor
                            services and transfer agent

ORGANIZATION AND HISTORY

     The Trust is a Massachusetts business trust organized in 1986. The Fund, an open-end, management investment company that is a diversified series of the Trust, commenced operations on December 14, 2000 and represents the entire interest in a separate series of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.




INVESTMENT POLICIES

The Fund is subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

As fundamental investment policies, the Fund may not:

1. Borrow, except from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Own real estate except real estate having a value no more than 5% of the Fund's total assets acquired as the result of owning securities (nothing in this restriction shall limit the Fund's ability to purchase and sell (i) securities which are secured by real estate and (ii) securities of companies which invest or deal in real estate);


3. Invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;

5. Underwrite securities issued by others except to the extent the Fund could be deemed an underwriter when disposing of portfolio securities;


6. Make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.   Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES

Additional information concerning certain of the Fund's investments and investment practices is set forth below.

DERIVATIVES

Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe & Farnham Incorporated's (Stein Roe's) ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

Currently, the Fund does not intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on the purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Funds are frequently rated investment grade, they may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment and the PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes-General" below.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in the Prospectus, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time it enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. Currently, the Fund does not intend to make commitments to purchase when-issued securities in excess of 5% of its net assets.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which it is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on its books and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT-SALES "AGAINST THE BOX"

The Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

In a short sale against the box, the Fund does not deliver from its fund the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such fund securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such fund securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, it will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund will invest more than 5% of its total assets in short sales against the box.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes - General; Hedging Transactions" for information on tax risks associated with equity swaps.

LINE OF CREDIT

Subject to policy (1) under Investment Policies in this SAI, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may lend money to and borrow money from other mutual funds advised by Stein Roe. It will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation) will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

LIMITATIONS ON OPTIONS AND FUTURES

If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the investment objective.

The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by it plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," (1) would exceed 5% of total assets.

When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out.


(1) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by it, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If the Fund writes an equity call option (2) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If the Fund were to enter into a short index future, short index futures option or short index option position and its portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and its stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

(2) An equity call option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the other investments, and shareholders are advised of the nature of the payments.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

TAXES - GENERAL

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

FEDERAL TAXES. The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.

FUND DISTRIBUTIONS. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.



EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) must distribute at least 90% of its ordinary income (inclusive of net short-term capital gains) earned each year.


HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE FUND


Each of the Advisor, the Sub-Advisor, the Administrator, LFS and LFD is a wholly owned subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Managment Group, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.



  As of September 30, 2001, the advisor managed over $16.27 billion in assets.



Name and Address        Age     Position        Principal occupation(s) during
                                with Trust      past five years

Douglas A. Hacker       45      Trustee         President of UAL Loyalty Services and
P.O. Box 66100                                  Executive Vice President of United
Chicago, IL 60666(2)                            Airlines (airline) since September,
                                                2001 (formerly Executive Vice
                                                President from July, 1999 to
                                                September, 2001); Chief Financial
                                                Officer of United Airlines since July,
                                                1999; Senior Vice President and Chief
                                                Financial Officer of UAL, Inc. prior
                                                thereto.

Janet Langford Kelly    43      Trustee         Executive Vice President-Corporate
One Kellogg Square                              Development and Administration, General
Battle Creek, MI                                Counsel and Secretary, Kellogg Company
49016                                           (food manufacturer), since September,
                                                1999; Senior Vice President, Secretary
                                                and General Counsel, Sara Lee
                                                Corporation (branded, packaged,
                                                consumer-products manufacturer) prior
                                                thereto.

Richard W. Lowry        65      Trustee         Private Investor since August, 1987
10701 Charleston                                (formerly Chairman and Chief Executive
Drive                                           Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                            (building products manufacturer)).

Salvatore Macera        70      Trustee         Private Investor since 1981 (formerly
26 Little Neck Lane                             Executive Vice President and Director
New Seabury, MA                                 of Itek Corporation (electronics) from
02649 (2)(3                                     1975 to 1981).

William E. Mayer*       61      Trustee         Managing Partner, Park Avenue Equity
399 Park Ave, Suite                             Partners (venture capital) since 1998
3204                                            (formerly Founding Partner, Development
New York, NY 10022(1)                           Capital LLC from November 1996 to 1998;
                                                Dean and Professor, College of
                                                Business and Management, University of
                                                Maryland from October, 1992 to
                                                November, 1996); Director: Lee
                                                Enterprises (print and on-line media),
                                                WR Hambrecht + Co. (financial service
                                                provider) and Systech Retail Systems
                                                (retail

                                                industry technology provider).

Charles R. Nelson       59      Trustee         Van Voorhis Professor, Department of
Department of                                   Economics, University of Washington;
Economics                                       consultant on econometric and
University of                                   statistical matters.
Washington
Seattle, WA 98195(2)


John J. Neuhauser       58      Trustee         Academic Vice President and Dean of
84 College Road                                 Faculties since August, 1999, Boston
Chestnut Hill, MA                               College (formerly Dean, Boston College
02467-3838                                      School of Management from September,
                                                1977 to September, 1999); Director,
                                                Saucony, Inc. (athletic footwear).

Joseph R. Palombo*      48      Trustee and     Chief Operations Officer of Fleet Asset
One Financial Center            Chairman of     Management since November, 2001;
Boston, MA 02111(1)             the Board       formerly Chief Operations Officer of
                                                Mutual Funds, Liberty Financial Companies, Inc. from
                                                August, 2000 to November, 2001;
                                                Executive Vice President and Director
                                                of the Advisor since April, 1999;
                                                Executive Vice President and Chief
                                                Administrative Officer of LFG since
                                                April, 1999; Director of Stein Roe &
                                                Farnham Incorporated (Stein Roe) since
                                                September, 2000; Trustee and Chairman
                                                of the Board of the Stein Roe Mutual
                                                Funds since October, 2000; Manager of
                                                Stein Roe Floating Rate Limited
                                                Liability Company since October, 2000
                                                (formerly Vice President of the
                                                Liberty Funds from April, 1999 to
                                                August, 2000; Chief Operating Officer,
                                                Putnam Mutual Funds from 1994 to
                                                1998).

Thomas E. Stitzel       65      Trustee         Business Consultant since 1999
2208 Tawny Woods                                (formerly Professor of Finance from
Place                                           1975 to 1999 and Dean from 1977 to
Boise, ID  83706                                1991, College of Business, Boise State
                                                University); Chartered Financial
                                                Analyst.


Thomas C. Theobald      64      Trustee         Managing Director, William Blair
Suite 1300                                      Capital Partners (private equity
222 West Adams Street                           investing) since 1994 (formerly Chief
Chicago, IL 60606                               Executive Officer and Chairman of the
                                                Board of Directors, Continental Bank
                                                Corporation); Director of Xerox
                                                Corporation (business products and
                                                services), Anixter International
                                                (network support equipment
                                                distributor), Jones Lang LaSalle (real
                                                estate management services) and MONY
                                                Group (life insurance).

Anne-Lee Verville       56      Trustee         Chairman of the Board of Directors,
359 Stickney Hill                               Enesco Group, Inc. (designer, importer
Road                                            and distributor of giftware and
Hopkinton, NH  03229(2)                         collectibles); Director,
                                                LearnSomething.com, Inc. (online
                                                educational products and services)
                                                since 2000; author and speaker on
                                                educational systems needs (formerly
                                                General Manager, Global Education
                                                Industry from 1994 to 1997, and
                                                President, Applications Solutions
                                                Division from 1991 to 1994, IBM
                                                Corporation (global education and
                                                global applications)).

Keith T. Banks          45      President       President of the Liberty Funds since
Fleet Asset                                     November, 2001; Chief Investment
Management                                      Officer and Chief Executive Officer of
590 Madison Avenue,                             Fleet Asset Management since 2000
36th Floor                                      (formerly Managing Director and Head of
Mail Stop NY EH                                 U.S. Equity, J.P. Morgan Investment
30636A                                          Management from 1996 to 2000).
New York, NY  10022

Vicki L. Benjamin       40      Chief           Chief Accounting Officer of the Liberty
One Financial Center            Accounting      Funds, Stein Roe Funds and Liberty
                                Officer         All-Star Funds since June, 2001; Vice
                                                President of

Boston, MA 02111                                LFG since April, 2001 (formerly
                                                Vice President, Corporate Audit,
                                                State Street Bank and Trust Company
                                                from May, 1998 to April, 2001;
                                                Staff Associate from December, 1989 to
                                                December, 1991; Audit Senior from
                                                January, 1992 to June, 1994; Audit
                                                Manager from July, 1994 to June, 1997;
                                                Senior Audit Manager from July, 1997
                                                to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton    37      Treasurer       Treasurer of the Liberty Funds and of
One Financial Center                            the Liberty All-Star Funds since
Boston, MA 02111                                December, 2000 (formerly Controller of
                                                the Liberty Funds and of the Liberty
                                                All-Star Funds from February, 1998 to
                                                October, 2000); Treasurer of the Stein
                                                Roe Funds since February, 2001
                                                (formerly Controller from May, 2000 to
                                                February, 2001); Senior Vice President
                                                of LFG since January, 2001 (formerly
                                                Vice President from April, 2000 to
                                                January, 2001) (formerly Vice
                                                President of the Advisor from
                                                February, 1998 to October, 2000)
                                                (formerly Senior Tax Manager, Coopers
                                                & Lybrand, LLP from April, 1996 to
                                                January, 1998).

Michelle G. Azrialy     32      Controller      Controller of the Liberty Funds and of
One Financial Center                            the Liberty All-Star Funds since May,
Boston, MA 02111                                2001; Vice President of LFG since
                                                March, 2001 (formerly Assistant Vice
                                                President of Fund Administration from
                                                September, 2000 to February, 2001;
                                                Compliance Manager of Fund
                                                Administration from September, 1999 to
                                                August, 2000) (formerly Assistant
                                                Treasurer, Chase Global Fund Services
                                                - Boston from August, 1996 to
                                                September, 1999).

William J. Ballou       36      Secretary       Secretary of the Liberty Funds and of
One Financial Center                            the Liberty All-Star Funds since
Boston, MA 02111                                October, 2000 (formerly Assistant
                                                Secretary from October, 1997 to
                                                October, 2000); Secretary of the Stein
                                                Roe Funds since February, 2001
                                                (formerly Assistant Secretary from
                                                May, 2000 to February, 2001); Senior
                                                Vice President of the Advisor since
                                                April, 2001 (formerly Vice President
                                                from October, 1997 to March, 2001);
                                                Senior Counsel of the Advisor since
                                                April, 2000 (formerly Counsel from
                                                October, 1997 to March, 2000);
                                                Assistant Secretary of the Advisor
                                                since October, 1997; Senior Vice
                                                President of LFG since April, 2001
                                                (formerly Vice President and Counsel
                                                from October, 1997 to March, 2001);
                                                Senior Counsel of LFG since April,
                                                2000, and Assistant Secretary since
                                                December, 1998 of LFG (formerly
                                                Associate Counsel, Massachusetts
                                                Financial Services Company from May,
                                                1995 to September, 1997).



* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of Colonial, an affiliate of the advisor.
(2) Member of the Audit Committe of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.


The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Liberty funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty funds based on each fund's relative net assets and one-third of the fees are divided equally among the Liberty funds.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Fund into a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

INVESTMENT ADVISOR AND SUB-ADVISOR

Under its Management Agreement with the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in the Fund's prospectus and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the fee described in the Prospectus.

The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors.


The directors of the Advisor are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor,
Mail Stop NYEH30636A, New York, NY 10022.  The business address of
Mr. Palombo is One Financial Center, Boston, MA 02111.


Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Liberty Wanger Asset Management, L.P. (Liberty WAM)(formerly Wanger Asset Management, L.P. (WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, serves as the sub-advisor for the Fund. Liberty WAM is subject to the overall supervision of Stein Roe and provides the Fund with investment advisory services, including portfolio management. Liberty WAM is registered as an investment advisor under the Investment Advisers Act of 1940 and specializes in small- and mid-cap equity investments. Liberty WAM, an affiliate of Stein Roe, is an indirect wholly owned subsidiary of Liberty Financial.

Under the sub-advisory agreement with Stein Roe and the Trust, on behalf of the Fund, Liberty WAM, under the supervision of the Board of Trustees of the Fund and Stein Roe, manages the investment of a portion of the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund; places purchase and sale orders for portfolio transactions for the Fund; evaluates such economic, statistical and financial information and undertakes such investment research as it shall deem advisable; employs professional portfolio managers to provide research services to the Fund; and reports results to the Board of Trustees. The sub-advisory agreement provides that the advisor shall pay the sub-advisor compensation computed and paid monthly in arrears in U.S. dollars,, at an annual rate of 0.85% of the average daily net asset value of the portion of the Fund's assets under management by the sub-advisor. Any liability of Liberty WAM to the Trust, the Fund and/or Fund shareholders is limited to situations involving Liberty WAM's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

PORTFOLIO TRANSACTIONS

Stein Roe and Liberty WAM (the "Advisors'") place the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisors' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisors' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisors' knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisors' knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisors' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisors', and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisors' often select a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisors' use an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisors' feel are useful. In certain instances, the Advisors' receive from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisors' make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisors' (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services are paid by the Advisors' in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisors' and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisors' may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisors' attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Advisors' may use the services of AlphaTrade, Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisors' must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisors' will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

The Trustees have the authority to convert the Fund to a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Fund, the Administrator provides certain administrative services including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (ii) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (iii) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (iv) coordinating and overseeing the activities of the Fund's other third-party service providers;

(v) maintaining certain books and records of the Fund; and (vi) monitoring the tax-efficiency of the Fund. The Administration Agreement has a one year term. The Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in the Prospectus. The Administrator and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Administrator currently serves as investment advisor, sub-advisor and/or administrator for 53 open-end and 9 closed-end management investment company portfolios (collectively, The Funds). Officers of the Trust who are also officers of the Administrator or its affiliates will benefit from the administration fees, sales commissions and other fees paid or allowed by the Trust.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Fund's shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

At Liberty Funds, we believe in giving children the best life has to offer. That's why LFD is supporting the Make-A-Wish Foundation of America with a $1 donation for every new account opened in any of its Young Investor Funds. To learn more about the Make-A-Wish Foundation of America, please call 1-800-722-9474 or visit its Web site at www.wish.org.

CODE OF ETHICS

The Fund, the Advisor and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.85%.


Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the average daily net assets.






Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-    an annual flat fee of $10,000, paid monthly;



- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:



     [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)



The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:



- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus



- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in the Fund's accounts during any month; plus



- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus



- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.



RECENT FEES PAID TO THE ADVISOR (dollars in thousands)



                                  Year ended
                                  September
                                  30, 2001
Management Fees                   $13,137
Administrative Fees                 2,328
Shareholder Services and            3,237
Transfer Agency Fees




BROKERAGE COMMISSIONS (for the fiscal year ended September 30) (dollars in thousands)



                                 2001
Total commissions                 $5
Directed transactions             17
Commissions on directed           (a)
transactions



(a)   Rounds to less than one.







TRUSTEES AND TRUSTEES' FEES



For the fiscal year ended September 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:



                             Aggregate             Pension or
                             Compensation From     Retirement            Total Compensation From Fund
                             Fund For The          Benefits Accrued      and The Fund Complex Paid To
                             Fiscal Year Ended     As Part of Fund       Trustees For The Calendar Year
Trustee                      September 30, 2001    Expenses(b)           Ended December 31, 2001(c)(d)
-------                      ------------------    -----------           -----------------------------
John A. Bacon                N/A                   N/A                   $ 95,000
Robert J. Birnbaum           N/A                   N/A                     25,300
Tom Bleasdale                N/A                   N/A                    103,000(e)
William W. Boyd              N/A                   N/A                     50,000
Lora S. Collins              N/A                   N/A                     96,000
James E. Grinnell            N/A                   N/A                    100,300
Douglas A. Hacker            176                   N/A                    109,000
Janet Langford Kelly         172                   N/A                    107,000
Richard W. Lowry             177                   N/A                    135,300

Salvatore Macera             180                   N/A                    110,000
William E. Mayer             176                   N/A                    132,300
James L. Moody, Jr.          N/A                   N/A                     91,000
Charles R. Nelson            176                   N/A                    109,000
John J. Neuhauser            176                   N/A                    132,510
Joseph R. Palombo(f)         N/A                   N/A                      N/A
Thomas Stitzel               179                   N/A                    109,000
Thomas C. Theobald           185                   N/A                    112,000
Anne-Lee Verville            186(g)                N/A                    114,000(g)




(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(c) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios and 1 open-end investment management portfolio (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.



(d) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



(e) During the calendar year ended December 31,2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.



(f) Mr. Palombo does not receive compensation because he is an employee of Colonial Management Associates, Inc. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(g) During the fiscal year ended September 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $186 and $114,000, respectively pursuant to the deferred compensation plan.

OWNERSHIP OF THE FUND


As of December 31, 2001, the officers and trustees of the Trust as a group owned of record less than 1% of the then outstanding shares of the Fund.



As of record on December 31, 2001, the following shareholders of record owned 5% or more of one or more of each Class of the Fund's outstanding shares:



CLASS A SHARES
Stein Roe & Farnham, Incorporated                   94.34%
One Financial Center
Boston, MA 02111

CLASS B SHARES
Stein Roe & Farnham, Incorporated                   78.84%
One Financial Center
Boston, MA 02111

CLASS C SHARES
Stein Roe & Farnham, Incorporated                   69.34%
One Financial Center
Boston, MA 02111

CLASS Z SHARES
Stein Roe & Farnham, Incorporated                   55.73%
One Financial Center
Boston, MA 02111

Mitchell Yaruss TTEE & Debra Wanger Yaruss   5.43%
TTEE Yaruss Family Revocable Trust


12781 Chandon Ct.
San Diego, CA 92130-2798

L. Wanger & E. Wanger Cottees               5.43%
1998 Wanger Family Revocable Trust
121 W. Chestnut Street, Apt. 2403
Chicago, IL 60610-3182

Eric D. Wanger                              5.43%
339 W. Webster Avenue, Apt. 5
Chicago, IL 60614-6303

Leah Zell Wanger CUST                       5.43%
Elise Rebecca Wanger
1540 N. Lake Shore Drive
Chicago, IL 60610-6684

Leah Zell Wanger CUST                       5.43%
Jenny Dove Wanger
1540 N. Lake Shore Drive
Chicago, IL 60610-6684

Mitchell J. Yaruss                          5.43%
12781 Chandon Court
San Diego, CA 92130-2798

Eric Wanger CUST                            5.43%
Katherine Justelle Wanger UTMA-CA
339 W. Webster Avenue, Apt. 5
Chicago, IL 60614-6303




SALES CHARGES (dollars in thousands)



                                                          Class A Shares
                                                     Period December 14, 2000
                                                   (commencement of investment
                                                           operations)
                                                    through September 30, 2001
Aggregate initial sales charges on                            $1,369
Fund share sales
Initial sales charges retained by LFD                            179
Aggregate contingent deferred sales
charge (CDSC)                                                      0
 on Fund redemptions retained by LFD



                                                          Class B Shares
                                                     Period December 14, 2000
                                                   (commencement of investment
                                                           operations)
                                                    through September 30, 2001
Aggregate CDSC on Fund redemptions                                $4
retained by LFD



                                                          Class C Shares
                                                     Period December 14, 2000
                                                   (commencement of investment
                                                           operations)
                                                    through September 30, 2001
Aggregate CDSC on Fund redemptions                               $38
retained by LFD

                                                          Class Z Shares
                                                     Period December 14, 2000
                                                   (commencement of investment
                                                           operations)
                                                    through September 30, 2001

Aggregate CDSC on Fund redemptions                              $0
retained by LFD




12b-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each Class except Class Z. Under the Plan, the Fund pays LFD service and distribution fees at the annual rates described in the Prospectuses. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:



                                          Period Ended September 30, 2001
                                            Class A    Class B   Class C
Fees to FSFs                                  $2         $9       $(h)
Cost of sales material relating to
  the Fund (including printing and
  mailing  expenses)                           6          6         1
Allocated travel, entertainment
  and other promotional
Expenses (including advertising)               5          6         1




(h)    Rounds to less than one.



INVESTMENT PERFORMANCE. The Fund's Class A, Class B, Class C and Class Z share average annual total returns at September 30, 2001 were:

                                                  Class A Shares
                                             Period December 14, 2000
                                           (commencement of investment
                                                    operations)
                                          through September 30, 2001 (i)
  Return Before Taxes                                (34.81)%
  Return After Taxes on Distributions                (34.81)%
  Return After Taxes on Distributions                (21.20)%
    and Sale of Fund Shares



                                                  Class B Shares
                                             Period December 14, 2000
                                            (commencement of investment
                                                    operations)
                                          through September 30, 2001 (i)
  Return Before Taxes                                (34.61)%
  Return After Taxes on Distributions                (34.61)%
  Return After Taxes on Distributions                (21.08)%
    and Sale of Fund Shares



                                                  Class C Shares
                                             Period December 14, 2000
                                            (commencement of investment
                                                    operations)
                                           through September 30, 2001(i)
  Return Before Taxes                                (31.86)%
  Return After Taxes on Distributions                (31.86)%
  Return After Taxes on Distributions                (19.40)%
    and Sale of Fund Shares



                                                  Class Z Shares
                                             Period December 14, 2000
                                            (commencement of investment
                                                    operations)
                                          through September 30, 2001 (i)
  Return Before Taxes                                 (30.67)%
  Return After Taxes on Distributions                 (30.67)%
  Return After Taxes on Distributions                 (18.68)%
    and Sale of Fund Shares



(i) Performance results reflect any voluntary waiver or reimbursement by the Advisor or its affiliates. Absent this waiver or reimbursement arrangements, performance results would have been lower. See a Prospectus for details.



CUSTODIAN OF THE FUND


State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02101, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS OF THE FUND


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time), each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the markets on which they trade, but in no event later than 5:00 p.m. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Fund does not determine NAV. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Fund's Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Fund's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Trustees.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSF's that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. (CLASSES A, B AND C ONLY) As a convenience to investors, Class A, B and C shares of the Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

TAX-SHELTERED RETIREMENT PLANS. (CLASSES A, B AND C ONLY) LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A and Class B only). Reduced sales charges on Class A and Class B shares can be effected by combining a current purchase with prior purchases of shares of the Liberty funds. The applicable sales charge is based on the combined total of:

1.     the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Liberty fund shares held by the shareholder or donor (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of the Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

PRIVILEGES OF EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of the Fund may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Administrator, LFD and other companies affiliated with the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

SPONSORED ARRANGEMENTS. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Fund may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (CLASSES B AND C). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."


3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611.
FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B shares under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

The Fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. Telephone redemption privileges are described in the Prospectus.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

FAST CASH. As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service should complete the appropriate section of the Application.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of the Fund. The Class A and B shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Fund may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Liberty fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

The Fund may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES AND INFORMATION

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

PERFORMANCE DEPICTIONS AND COMPARISONS. The Fund may compare its performance to various unmanaged indices published by such sources as listed in the Appendix. The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor, LFD or the Administrator to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual fund's pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of LFD, the Advisor, the Sub-Advisor, the Administrator and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX II
                                DECEMBER 31, 2001


SOURCE       CATEGORY                                           RETURN (%)
CREDIT SUISSE FIRST BOSTON:

             CSFB High Yield Index                                 5.78
             CSFB Leveraged Loan Index                             2.66

LIPPER,
INC.:

             AMEX Composite Index P                               -5.59
             AMEX Computer Tech IX P                             -15.09
             AMEX Institutional IX P                             -15.78
             AMEX Major Market IX P                               -4.75
             Bse Sensex Index                                    -17.87
             CAC 40: FFR IX P                                    -21.97
             CD Rate 1 Month Index Tr                              3.88
             CD Rate 3 Month Index Tr                              3.74
             CD Rate 6 Month Index Tr                              3.69
             Consumer Price Index                                   N/A
             DAX:DM IX TR                                        -19.79
             Domini 400 Social Index                                N/A
             Dow Jones 65 Comp Av P                              -12.82
             Dow Jones Ind Average P                              -7.10
             Dow Jones Ind Dly Reinv                              -5.43
             Dow Jones Ind Mth Reinv                              -5.42
             Dow Jones Trans Av P                                -10.41
             Dow Jones Trans Av Tr                                -9.30
             Dow Jones Util Av P                                 -28.68
             Dow Jones Util Av Tr                                -26.27
             Ft/S&P Act Wld Ex US IX                             -21.47
             Jakarta Composite Index                              -5.83
             Jasdaq Index:Yen P                                  -12.92
             Lehman 1-3 Govt/Cred Tr                               8.78
             Lehman 1-3 Govt/Credit P                              2.73
             Lehman Aggregate Bd P                                 1.97
             Lehman Aggregate Bd Tr                                8.44
             Lehman Cr Bd Int P                                    2.69
             Lehman Cr Bd Int Tr                                   9.77
             Lehman Govt Bd Int P                                  2.40
             Lehman Govt Bd Int Tr                                 8.42
             Lehman Govt Bd Long P                                -1.91
             Lehman Govt Bd Long Tr                                4.34
             Lehman Govt Bd P                                      1.14
             Lehman Govt Bd Tr                                     7.23
             Lehman Govt/Cr Bd P                                   1.90
             Lehman Govt/Cr Bd Tr                                  8.50
             Lehman Govt/Cr Int P                                  2.50

             Lehman Govt/Cr Int Tr                                    8.96
             Lehman High Yield P                                     -4.23
             Lehman High Yield Tr                                     5.28
             Lehman Muni 10 Yr IX P                                  -0.45
             Lehman Muni 10 Yr IX Tr                                  4.62
             Lehman Muni 3 Yr IX P                                    1.37
             Lehman Muni 3 Yr IX Tr                                   6.59
             Lehman Muni 5 Yr IX Tr                                   6.21
             Lehman Muni Bond IX P                                   -0.16
             Lehman Muni Bond IX Tr                                   5.13
             ML 10+ Yr Treasury IX Tr                                 4.21
             ML 1-10 YR CORP BD IX P                                  2.95
             ML 1-10 YR CORP BD IX TR                                10.02
             ML 1-3 Yr Muni IX P                                      0.93
             ML 1-3 Yr Muni IX Tr                                     6.04
             ML 1-3 Yr Treasury IX P                                  2.43
             ML 1-3 Yr Treasury IX Tr                                 8.30
             ML 1-5 Yr Gv/Cp Bd IX P                                  2.68
             ML 1-5 Yr Gv/Cp Bd IX Tr                                 8.98
             ML 15 Yr Mortgage IX P                                   2.19
             ML 15 Yr Mortgage IX Tr                                  8.34
             ML 1-5 Yr Treasury IX P                                  2.28
             ML 1-5 Yr Treasury IX Tr                                 8.37
             ML 3 MO T-Bill IX Tr                                     4.42
             ML 3-5 Yr Govt IX P                                      2.36
             ML 3-5 Yr Govt IX Tr                                     8.75
             ML 3-7 Yr Muni IX Tr                                     5.97
             ML 7-12 YR MUNI IX P                                    -0.55
             ML 7-12 YR MUNI IX TR                                    4.54
             ML Corp Master Index P                                   3.38
             ML Corp Master Index Tr                                 10.70
             ML Gov/ Corp Master IX T                                 8.43
             ML Govt Master Index P                                   1.03
             ML Govt Master Index Tr                                  7.18
             ML Govt/Corp Master IX P                                 1.87
             ML HIGH YLD MASTER 2  P                                 -4.76
             ML HIGH YLD MASTER 2  TR                                 4.48
             ML High Yld Master IX P                                 -3.88
             ML High Yld Master IX Tr                                 6.20
             ML US CP/GV 10+ YR IX P                                  0.12
             ML US CP/GV 10+ YR IX TR                                 7.02
             ML US DOM MASTER  IX P                                   1.84
             ML US DOM MASTER  IX TR                                  8.32
             MSCI AC Americas Free GD                               -12.18
             MSCI AC Americas Free ID                               -13.43
             MSCI AC Asia Fr-Ja IX GD                                -3.84
             MSCI AC Asia Fr-Ja IX ID                                -5.94
             MSCI AC ASIA PAC FR DGD                                -20.73
             MSCI AC ASIA PAC FR DND                                -20.93
             MSCI AC ASIA PAC FR P IX                               -21.84
             MSCI AC Asia Pac Fr-J GD                                -2.40
             MSCI AC Asia Pac FR-J IX                                -4.79

             MSCI AC Europe IX GD                                   -19.49
             MSCI AC Europe IX ID                                   -21.08
             MSCI AC Fe Free IX GD                                  -22.96
             MSCI AC Fe Free IX ID                                  -23.87
             MSCI AC Fe Fr-Ja IX GD                                  -2.08
             MSCI AC Fe Fr-Ja IX ID                                  -4.19
             MSCI AC Pac Fr-Jpn IX GD                                -0.99
             MSCI AC Pac Fr-Jpn IX ID                                -3.41
             MSCI AC Pacific FR IX ID                               -21.84
             MSCI AC WLD FR VAL IX GD                               -13.87
             MSCI AC WLD FR-US GR DGD                               -23.43
             MSCI AC World Free IX GD                               -15.91
             MSCI AC World Free Ix ID                               -17.26
             MSCI AC World Fr-USA GD                                -19.50
             MSCI AC World Fr-USA ID                                -20.98
             MSCI AC WRLD FR GR DGD                                 -18.55
             MSCI AC Wrld Fr-Ja IX GD                               -14.45
             MSCI AC Wrld Fr-Ja IX ID                               -15.89
             MSCI AC WRLD FR-US V DGD                               -15.83
             MSCI Argentina IX GD                                   -18.27
             MSCI Argentina IX ID                                   -22.16
             MSCI Australia IX GD                                     2.66
             MSCI Australia IX ID                                    -0.58
             MSCI Australia IX ND                                     1.68
             MSCI Austria IX GD                                      -5.05
             MSCI Austria IX ID                                      -7.44
             MSCI Austria IX ND                                      -5.65
             MSCI Belgium IX GD                                     -10.17
             MSCI Belgium IX ID                                     -13.03
             MSCI Belgium IX ND                                     -10.89
             MSCI BRAZIL FREE IX GD                                 -16.99
             MSCI BRAZIL FREE IX ID                                 -21.77
             MSCI Canada IX GD                                      -20.10
             MSCI Canada IX ID                                      -21.41
             MSCI Canada IX ND                                      -20.43
             MSCI Chile IX GD                                        -2.83
             MSCI Chile IX ID                                        -5.96
             MSCI China Free IX ID                                  -26.04
             MSCI Colombia IX GD                                     45.77
             MSCI Colombia IX ID                                     37.07
             MSCI Czech Rep IX GD                                    -2.01
             MSCI Czech Rep IX ID                                    -4.15
             MSCI Denmark IX GD                                     -14.39
             MSCI Denmark IX ID                                     -15.94
             MSCI Denmark IX ND                                     -14.81
             MSCI EAFE - JAPAN IX ND                                -19.14
             MSCI EAFE - UK IX GD                                   -23.20
             MSCI EAFE - UK IX ID                                   -24.44
             MSCI EAFE - UK IX ND                                   -23.50
             MSCI EAFE + Canada IX GD                               -21.16
             MSCI EAFE + Canada IX ID                               -22.56
             MSCI EAFE + Canada IX ND                               -21.40

             MSCI EAFE + EMF IX GD                                  -19.47
             MSCI EAFE + EMF IX ID                                  -20.96
             MSCI EAFE Fr IX ID                                     -22.61
             MSCI EAFE GDP Wt IX GD                                 -21.93
             MSCI EAFE GDP Wt IX ID                                 -23.26
             MSCI EAFE GDP Wt IX ND                                 -22.20
             MSCI EAFE GROWTH IX GD                                 -24.41
             MSCI EAFE GROWTH IX ID                                 -25.52
             MSCI EAFE IX GD                                        -21.21
             MSCI EAFE IX ID                                        -22.61
             MSCI EAFE IX ND                                        -21.44
             MSCI EAFE VALUE IX GD                                  -18.22
             MSCI EAFE VALUE IX ID                                  -19.91
             MSCI EASEA IX GD                                       -18.86
             MSCI EASEA IX ID                                       -20.54
             MSCI EASEA IX ND                                       -19.14
             MSCI Em Eur/Mid East GD                                -16.06
             MSCI Em Eur/Mid East ID                                -17.65
             MSCI Em Europe IX GD                                    -8.79
             MSCI Em Europe IX ID                                   -10.49
             MSCI EMF Asia IX GD                                      6.19
             MSCI EMF Asia IX ID                                      4.24
             MSCI EMF Far East IX GD                                 11.35
             MSCI EMF Far East IX ID                                  9.45
             MSCI EMF IX GD                                          -2.37
             MSCI EMF IX ID                                          -4.91
             MSCI EMF Latin Am IX GD                                 -0.39
             MSCI EMF Latin Am IX ID                                 -4.31
             MSCI EURO UNION GR IX GD                               -24.64
             MSCI Europe - UK IX GD                                 -22.00
             MSCI Europe - UK IX ID                                 -23.41
             MSCI Europe - UK IX ND                                 -22.37
             MSCI Europe GDP Wt IX ID                               -21.23
             MSCI Europe IX GD                                      -19.64
             MSCI Europe IX ID                                      -20.73
             MSCI Europe IX ND                                      -19.90
             MSCI European Union GD                                 -19.62
             MSCI European Union ID                                 -21.29
             MSCI EUROPEAN VL IX GD                                 -15.42
             MSCI Far East Free IX ID                               -29.06
             MSCI Far East IX GD                                    -28.28
             MSCI Far East IX ID                                    -29.06
             MSCI Far East IX ND                                    -28.39
             MSCI Finland IX GD                                     -37.81
             MSCI Finland IX ID                                     -39.07
             MSCI Finland IX ND                                     -38.18
             MSCI France IX GD                                      -22.09
             MSCI France IX ID                                      -23.18
             MSCI France IX ND                                      -22.36
             MSCI Germany IX GD                                     -21.99
             MSCI Germany IX ID                                     -23.47
             MSCI Germany IX ND                                     -22.39

             MSCI Greece IX GD                                      -29.61
             MSCI Greece IX ID                                      -31.36
             MSCI Hong Kong IX GD                                   -18.61
             MSCI Hong Kong IX ID                                   -21.20
             MSCI Hongkong IX ND                                    -18.61
             MSCI Hungary IX GD                                      -9.16
             MSCI Hungary IX ID                                     -10.46
             MSCI India IX GD                                       -19.45
             MSCI India IX ID                                       -21.17
             MSCI Indonesia FR IX GD                                 -8.48
             MSCI Indonesia FR IX ID                                -10.88
             MSCI Ireland IX ID                                      -4.13
             MSCI Israel Dom IX ID                                  -17.57
             MSCI Israel IX ID                                      -32.28
             MSCI Israel Non Dom Ixid                               -53.81
             MSCI Italy IX GD                                       -26.10
             MSCI Italy IX ID                                       -27.90
             MSCI Italy IX ND                                       -26.59
             MSCI JAPAN GROWTH IX GD                                -28.83
             MSCI Japan IX GD                                       -29.28
             MSCI Japan IX ID                                       -29.89
             MSCI Japan IX ND                                       -29.40
             MSCI JAPAN VALUE IX GD                                 -30.11
             MSCI Jordan IX GD                                       34.59
             MSCI Jordan IX ID                                       29.02
             MSCI Kokusai IX GD                                     -15.06
             MSCI Kokusai IX ID                                     -16.46
             MSCI Kokusai IX ND                                     -15.39
             MSCI Korea IX GD                                        48.71
             MSCI Korea IX ID                                        45.97
             MSCI Luxembourg IX ID                                  -46.04
             MSCI Malaysia Free Ix GD                                 4.56
             MSCI Malaysia Free IX ID                                 2.26
             MSCI Mexico Free IX GD                                  18.55
             MSCI Mexico Free IX ID                                  15.93
             MSCI N American G IX ID                                -15.47
             MSCI N American Vl IX ID                               -12.89
             MSCI Netherland IX GD                                  -21.62
             MSCI Netherland IX ID                                  -23.53
             MSCI Netherland IX ND                                  -22.10
             MSCI New Zealand IX GD                                   9.50
             MSCI New Zealand IX ID                                   5.63
             MSCI New Zealand IX ND                                   8.42
             MSCI Nordic IX GD                                      -28.67
             MSCI Nordic IX ID                                      -30.05
             MSCI Nordic IX ND                                      -29.07
             MSCI Norway IX GD                                      -11.69
             MSCI Norway IX ID                                      -13.79
             MSCI Norway IX ND                                      -12.22
             MSCI Nth Amer IX GD                                    -12.40
             MSCI Nth Amer IX ID                                    -13.60
             MSCI Nth Amer IX ND                                    -12.75

             MSCI Pac - Japan IX GD                                  -9.43
             MSCI Pac - Japan IX ID                                 -12.16
             MSCI Pac - Japan IX ND                                  -9.88
             MSCI PAC FREE GR IX GD                                 -25.27
             MSCI PAC FREE VL IX GD                                 -25.42
             MSCI PAC FR-JPN GR IX GD                               -11.64
             MSCI PAC FR-JPN VL IX GD                                -7.43
             MSCI Pacific Free IX ID                                -26.21
             MSCI Pacific Fr-Jpn ID                                 -12.16
             MSCI Pacific IX GD                                     -25.22
             MSCI Pacific IX ID                                     -26.21
             MSCI Pacific IX ND                                     -25.40
             MSCI Pakistan IX GD                                    -23.32
             MSCI Pakistan IX ID                                    -34.61
             MSCI Peru IX GD                                         19.92
             MSCI Peru IX ID                                         15.27
             MSCI Philippines FR DG                                 -19.29
             MSCI Philippines FR GD                                 -19.70
             MSCI Portugal IX GD                                    -21.60
             MSCI Portugal IX ID                                    -23.01
             MSCI Russia IX GD                                       55.85
             MSCI Russia IX ID                                       53.17
             MSCI Singapore Fr IX GD                                -23.42
             MSCI Singapore Fr IX ID                                -25.02
             MSCI South Africa IX GD                                -17.21
             MSCI South Africa IX ID                                -20.27
             MSCI Spain IX GD                                       -11.01
             MSCI Spain IX ID                                       -12.78
             MSCI Spain IX ND                                       -11.36
             MSCI Sri Lanka IX GD                                    44.27
             MSCI Sri Lanka IX ID                                    36.08
             MSCI Sweden IX GD                                      -26.76
             MSCI Sweden IX ID                                      -28.15
             MSCI Sweden IX ND                                      -27.18
             MSCI Swtzrlnd IX GD                                    -21.08
             MSCI Swtzrlnd IX ID                                    -21.94
             MSCI Swtzrlnd IX ND                                    -21.38
             MSCI Taiwan IX GD                                       10.47
             MSCI Taiwan IX ID                                        8.77
             MSCI Thailand Free IX GD                                 5.25
             MSCI Thailand Free IX ID                                 2.90
             MSCI Turkey IX GD                                      -32.66
             MSCI Turkey IX ID                                      -33.73
             MSCI UK IX GD                                          -14.05
             MSCI UK IX ID                                          -16.07
             MSCI UK IX ND                                          -14.05
             MSCI USA IX GD                                         -12.03
             MSCI USA IX ID                                         -13.23
             MSCI USA IX ND                                         -12.39
             MSCI Venezuela IX GD                                    -6.62
             MSCI Venezuela IX ID                                   -10.04
             MSCI World - UK IX GD                                  -16.80

             MSCI World - UK IX ID                                  -18.03
             MSCI World - UK IX ND                                  -17.14
             MSCI World - USA IX GD                                 -21.16
             MSCI World - USA IX ID                                 -22.56
             MSCI World - USA IX ND                                 -21.40
             MSCI World Free IX ND                                  -16.82
             MSCI World GDP Wt IX ID                                -19.15
             MSCI WORLD GROWTH IX ID                                -20.14
             MSCI World IX Free ID                                  -17.83
             MSCI World IX GD                                       -16.52
             MSCI World IX ID                                       -17.83
             MSCI World IX ND                                       -16.82
             MSCI WORLD IX SC DGD IX                                  1.23
             MSCI WORLD IX VALUE                                    -14.54
             MSCI WORLD VALUE IX ID                                 -16.16
             MSCI WORLD-USA GR IX GD                                -25.16
             MSCI World-USA VL IX GD                                -17.47
             MSCI Wrld - Austrl IX GD                               -16.76
             MSCI Wrld - Austrl IX ID                               -18.05
             MSCI Wrld - Austrl IX ND                               -17.06
             MSCI WRLD EX USA SC GD                                 -10.23
             MSCI WRLD EX USA SC ID                                 -12.35
             MSCI WRLD EX USA SC ND                                 -10.63
             MSCI WRLD FINANCIALS GD                                -16.50
             MSCI WRLD FINANCIALS ID                                -18.26
             MSCI WRLD FREE GR DGD IX                               -19.17
             MSCI WRLD HEALTHCARE GD                                -12.98
             MSCI WRLD HEALTHCARE ID                                -14.00
             MSCI WRLD INFO TECH GD                                 -29.50
             MSCI WRLD INFO TECH ID                                 -29.74
             MSCI WRLD TECH HDWR GD                                 -36.22
             MSCI WRLD TECH HDWR ID                                 -36.49
             MSCI WRLD TELECOM GD                                   -23.22
             MSCI WRLD TELECOM ID                                   -26.41
             NASDAQ 100 IX P                                        -32.65
             NASDAQ Bank IX P                                        10.08
             NASDAQ Composite IX P                                  -21.05
             NASDAQ Industrial IX P                                  -6.33
             NASDAQ Insurance IX P                                    7.10
             NASDAQ Natl Mkt Cmp IX                                 -21.26
             NASDAQ Natl Mkt Ind IX                                  -6.65
             NASDAQ Transport IX P                                   10.73
             Nikkei 225 Avg:Yen P                                   -23.52
             NYSE Composite P                                       -10.21
             NYSE Finance IX P                                       -8.23
             NYSE Industrials IX P                                   -8.41
             NYSE Transportation IX                                  -5.18
             NYSE Utilities IX P                                    -25.13
             Philippines Composite IX                               -21.84
             PSE Technology IX P                                    -15.59
             Russell 1000 Grow Ix                                   -20.91
             Russell 1000 Grow IX Tr                                -20.42

             Russell 1000 IX P                                      -13.61
             Russell 1000 IX Tr                                     -12.45
             Russell 1000 Value Ix                                   -7.41
             Russell 1000 Value IX Tr                                -5.59
             Russell 2000 Grow Ix                                    -9.55
             Russell 2000 Grow IX Tr                                 -9.23
             Russell 2000 IX P                                        1.02
             Russell 2000 IX Tr                                       2.49
             Russell 2000 Value Ix                                   11.37
             Russell 2000 Value IX Tr                                14.02
             RUSSELL 2500 GROW IX P                                 -11.11
             RUSSELL 2500 GROW IX TR                                -10.83
             RUSSELL 2500 IX P                                       -0.26
             RUSSELL 2500 IX TR                                       1.22
             RUSSELL 2500 VALUE IX P                                  7.37
             RUSSELL 2500 VALUE IX TR                                 9.74
             RUSSELL 3000 GROW IX P                                 -20.10
             RUSSELL 3000 GROW IX TR                                -19.63
             Russell 3000 IX P                                      -12.63
             Russell 3000 IX Tr                                     -11.46
             RUSSELL 3000 VALUE IX P                                 -6.20
             RUSSELL 3000 VALUE IX TR                                -4.33
             RUSSELL MDCP VALUE IX P                                  0.21
             RUSSELL MDCP VALUE IX TR                                 2.33
             Russell Midcap G IX TR                                 -20.15
             RUSSELL MIDCAP GR IX P                                 -20.34
             RUSSELL MIDCAP IX P                                     -7.00
             RUSSELL MIDCAP IX TR                                    -5.62
             RUSSELL SMCP CMPT GRO P                                -25.19
             RUSSELL SMCP CMPT GRO TR                               -25.02
             RUSSELL SMCP CMPT IX P                                 -11.79
             RUSSELL SMCP CMPT IX TR                                -10.70
             RUSSELL SMCP CMPT VAL IX                                 5.18
             RUSSELL SMCP CMPT VAL P                                  3.01
             RUSSELL TOP 200 GRO IX P                               -21.03
             RUSSELL TOP 200 GROW  IX                               -20.48
             RUSSELL TOP 200 IX P                                   -15.66
             RUSSELL TOP 200 IX TR                                  -14.57
             RUSSELL TOP 200 VAL IX P                               -10.49
             RUSSELL TOP 200 VALUE IX                                -8.79
             S & P 100 Index TR                                     -14.88
             S & P 500 Daily Reinv                                  -11.87
             S & P 500 Index P                                      -13.04
             S & P 500 Mnthly Reinv                                 -11.88
             S & P 500/BARRA G IX TR                                -12.73
             S & P 500/BARRA V IX TR                                -11.71
             S & P 600 Index P                                        5.73
             S & P 600 Index Tr                                       6.51
             S & P Financial IX P                                   -10.31
             S & P Financial IX Tr                                   -8.79
             S & P Industrial IX Tr                                 -11.67
             S & P Industrials P                                    -12.74

             S & P MC 400/BARRA G TR                                 -7.97
             S & P MC 400/BARRA V TR                                  7.14
             S & P Midcap 400 IX P                                   -1.63
             S & P Midcap 400 IX Tr                                  -0.62
             S & P SC 600/BARRA G TR                                 -1.18
             S & P SC 600/BARRA V TR                                 13.10
             S & P Transport Index P                                 -1.16
             S & P Transport IX Tr                                   -0.24
             S & P Utility Index P                                  -32.52
             S & P Utility Index Tr                                 -30.43
             SB Cr-Hdg Nn-US Wd IX Tr                                 6.12
             SB Cr-Hdg Wd Gv Bd IX Tr                                 6.27
             SB Non-US Wd Gv Bd IX Tr                                -3.54
             SB Wd Gv Bd:Austrl IX Tr                                -4.17
             SB Wd Gv Bd:Germny IX Tr                                -0.05
             SB Wd Gv Bd:Japan IX Tr                                 -9.95
             SB Wd Gv Bd:UK IX Tr                                     0.43
             SB Wd Gv Bd:US IX Tr                                     6.73
             SB World Govt Bond IX Tr                                -0.99
             Straits Times Index                                    -15.74
             SWISS PERF:SFR IX TR                                   -22.03
             TAIWAN SE:T$ IX P                                       18.18
             T-Bill 1 Year Index Tr                                   3.29
             T-Bill 3 Month Index Tr                                  3.43
             T-Bill 6 Month Index Tr                                  3.37
             Thailand Set Index                                      12.88
             TOKYO 2ND SCT:YEN IX P                                 -12.06
             TOKYO SE(TOPIX):YEN IX P                               -19.59
             TORONTO 300:C$ IX P                                    -13.94
             TORONTO SE 35:C$ IX P                                   -6.26
             Value Line Cmp IX-Arth                                  10.88
             Value Line Cmp IX-Geom                                  -6.08
             Value Line Industrl IX                                  -6.06
             Value Line Railroad IX                                  32.45
             Value Line Utilties IX                                 -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

             Real Estate Investment Trust                            13.93
             Index

SALOMON SMITH BARNEY:

             SSB World Ex U.S. Cap Range                            -15.49
             $2-$10 Billion
             SSB EMI Global Ex U.S.                                 -14.66
             SSB EMI World Ex U.S.                                  -15.70
             Salomon 30 Year Benchmark                                3.42




Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.



*in U.S. currency